Exhibit 99.1

FOR IMMEDIATE RELEASE

Press Release AIG 175 Water Street New York, NY 10038 www.aig.com	Contacts: Liz Werner (Investors): 212-770-7074; elizabeth.werner@aig.com Jennifer Hendricks Sullivan (Media): 212-770-3141; jennifer.sullivan@aig.com

AIG COMMENCES CASH TENDER OFFERS FOR DEBT SECURITIES

NEW YORK, June 18, 2015 – American International Group, Inc. (NYSE: AIG) today commenced cash tender offers for 26 series of debt securities of AIG and one of its subsidiaries, AIG Life Holdings, Inc. The complete terms of the tender offers are set forth in two separate offers to purchase and the related letters of transmittal, each dated today. Securities that are accepted in the tender offers will be purchased, retired and cancelled by AIG or AIG Life Holdings, Inc., as applicable. Consummation of the tender offers is subject to a number of conditions, including the absence of any adverse legal and market developments and, for the maximum tender offer discussed below, a financing condition (as described in the applicable offer to purchase). Subject to applicable law, AIG may waive certain of these conditions or extend, terminate or otherwise amend one or more of the tender offers. The tender offers are not cross-conditioned, and AIG may complete some, all or none of them.

Maximum Tender Offer

AIG is offering to purchase the notes and debentures listed in Table I below in an aggregate principal amount (U.S. Dollar equivalent) of up to $3.0 billion. The early participation date for this tender offer is 5:00 p.m., New York City time, on July 1, 2015 (the “Early Participation Date”), and the expiration date for this tender offer is 11:59 p.m., New York City time, on July 16, 2015 (in each case, subject to extension). As indicated in Table I, the price to be paid for each series of notes and debentures will be either fixed or based on fixed spreads to certain reference benchmarks, as further described below. The prices to be paid for the “fixed spread” notes and debentures denominated in U.S. Dollars and Sterling will be calculated on the basis of the yield to the applicable call or maturity date of the applicable reference security listed in Table I, at 10:00 a.m., New York City time, for the “fixed spread” notes and debentures denominated in U.S. Dollars, or 3:00 p.m., London time, for the “fixed spread” notes and debentures denominated in Sterling, each on the business day following the Early Participation Date, plus the fixed spread applicable to such note or debenture as set forth in Table I. The price to be paid for the “fixed spread” notes or debentures denominated in Euros will be calculated on the basis of the rates payable on certain reference swaps, at 3:00 p.m., London time, on the business day following the Early Participation Date, plus the fixed spread applicable to such note or debenture, as described more fully in the applicable offer to purchase. Table I also sets forth the fixed price to be paid for the “fixed price” notes listed therein. Holders whose notes and debentures are accepted in this tender offer will also receive a cash payment representing accrued interest from the most recent interest payment date to, but excluding, the date AIG purchases the notes and debentures. The payment date for this offer will be promptly following its expiration and is expected to be on or about July 20, 2015.

FOR IMMEDIATE RELEASE

The following is a brief summary of certain key elements of this tender offer:

•	Holders who validly tender and who do not validly withdraw their notes or debentures at or prior to 5:00 p.m., New York City time on July 1, 2015 (subject to extension), the Early Participation Date, and whose tenders are accepted for purchase, will receive the Total Consideration.

•	Holders who validly tender their notes or debentures after 5:00 p.m., New York City time on the Early Participation Date but at or prior to the expiration date, and whose securities are accepted for purchase, will only be eligible to receive the Tender Offer Consideration, which is equal to the Total Consideration less the Early Participation Amount (as defined in the applicable offer to purchase and set forth in Table I below).

•	Tenders of notes or debentures may be validly withdrawn at any time at or prior to 5:00 p.m., New York City time, on July 1, 2015 (subject to extension), but not thereafter.

•	AIG reserves the right, but is under no obligation, to increase the maximum amount of notes and debentures sought in this tender offer. In the event of any such increase, AIG will not be obligated (except as required by applicable law) to extend the Early Participation Date, the withdrawal date or the expiration date.

•	If this tender offer is oversubscribed, AIG will accept for payment all securities validly tendered in accordance with the acceptance priority levels set forth in Table I. If there are sufficient remaining funds to purchase some, but not all, of the remaining tendered notes or debentures at any acceptance priority level, AIG will accept for payment such tendered notes or debentures on a prorated basis.

•	This tender offer is subject to conditions, including a financing condition that provides that the tender offer is conditioned on AIG having issued and sold, in one or more capital markets financing transactions, on terms satisfactory in AIG’s reasonable judgment, debt securities providing net proceeds at least equal to a material portion, in AIG’s reasonable judgment, of the aggregate principal amount of the notes and debentures accepted in this tender offer.

Any and All Tender Offers

AIG is also offering to purchase any and all of the notes listed in Tables II and III below. These offers will expire at 5:00 p.m., New York City time, on July 1, 2015, subject to extension. Table II sets forth the fixed prices to be paid for each series of notes listed therein. The prices to be paid for each series of notes listed in Table III will be based on fixed spreads to certain reference benchmarks, determined on July 1, 2015, as described in the applicable offer to purchase. Tenders of notes may be validly withdrawn at any time at or prior to the expiration date but not thereafter. Holders whose notes are accepted in these tender offers will also receive, where applicable, a cash payment representing accrued interest from the most recent interest payment date to, but excluding, the date AIG purchases the notes. The payment date for each any and all tender offer will be promptly following its expiration and is expected to be on or about July 7, 2015.

FOR IMMEDIATE RELEASE

Copies of the offer to purchase, the related letter of transmittal and the notice of guaranteed delivery for the any and all tender offers are available at the following web address: http://www.gbsc-usa.com/aig/.

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This press release is qualified in its entirety by the offers to purchase and related letters of transmittal.

AIG has retained Barclays Bank PLC, Barclays Capital Inc., Credit Suisse Securities (Europe) Limited and Credit Suisse Securities (USA) LLC as the Joint Lead Dealer Managers. Global Bondholder Services Corporation is the Information Agent and Depositary. For additional information regarding the terms of the tender offers, please contact: Barclays Bank PLC at +44 (0) 207 773 8990 (international); Barclays Capital Inc. at (800) 438-3242 (toll-free) or (212) 528-7581 (collect); Credit Suisse Securities (Europe) Limited at +44 (0) 207 888 5564; or Credit Suisse Securities (USA) LLC at (800) 820-1653 (toll-free) or (212) 538-2147 (collect). Requests for documents and questions regarding the tendering of Securities may be directed to Global Bondholder Services Corporation by telephone at (212) 430-3774 (for banks and brokers only), (866) 924-2200 (for all others toll-free) or +001 (212) 430-3774 (international), by email at aig@gbsc-usa.com or to the Joint Lead Dealer Managers at their respective telephone numbers.

This news release does not constitute an offer or an invitation by AIG to participate in the tender offers in any jurisdiction in which it is unlawful to make such an offer or solicitation in such jurisdiction.

Certain statements in this press release, including those describing the completion of the tender offers, constitute forward-looking statements. These statements are not historical facts but instead represent only AIG’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside AIG’s control. It is possible that actual results will differ, possibly materially, from the anticipated results indicated in these statements. Factors that could cause actual results to differ, possibly materially, from those in the forward-looking statements are discussed throughout AIG’s periodic filings with the SEC pursuant to the Securities Exchange Act of 1934.

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American International Group, Inc. (AIG) is a leading global insurance organization serving customers in more than 100 countries and jurisdictions. AIG companies serve commercial, institutional, and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

Additional information about AIG can be found at www.aig.com | YouTube: www.youtube.com/aig | Twitter: @AIGinsurance | LinkedIn: http://www.linkedin.com/company/aig.

FOR IMMEDIATE RELEASE

AIG is the marketing name for the worldwide property-casualty, life and retirement, and general insurance operations of American International Group, Inc. For additional information, please visit our website at www.aig.com. All products and services are written or provided by subsidiaries or affiliates of American International Group, Inc. Products or services may not be available in all countries, and coverage is subject to actual policy language. Non-insurance products and services may be provided by independent third parties. Certain property-casualty coverages may be provided by a surplus lines insurer. Surplus lines insurers do not generally participate in state guaranty funds, and insureds are therefore not protected by such funds.

Table I – Maximum Tender Offer

SECURITIES SUBJECT TO THE TENDER OFFER
								Fixed Spread Securities				Fixed Price Securities
Title of Security	Issuer	Security Identifier	Applicable Call / Maturity Date	Principal Amount Outstanding (millions)	Acceptance Priority Level	Authorized Denominations	Early Participation Amount(1)	Reference Security/ Interpolated Rate	Bloomberg Reference Page /Screen	Fixed Spread (basis points)	Hypothetical Total Consideration(2)	Fixed Price(3)	Total Consideration(3)
5.850% Medium-Term Notes, Series G, due January 16, 2018	AIG	CUSIP: 02687QDG0 ISIN: US02687QDG01	January 16, 2018	$2,411.0	1	$2,000 and integral multiples of $1,000 in excess thereof	$50	1.125% U.S. Treasury due 06/15/2018	Bloomberg PX1	55	$1,101.77	—	—
6.400% Notes Due 2020	AIG	CUSIP: 026874BW6 ISIN: US026874BW66	December 15, 2020	$1,250.9	2	$2,000 and integral multiples of $1,000 in excess thereof	$50	1.500% U.S. Treasury due 05/31/2020	Bloomberg PX1	100	$1,184.93	—	—
3.375% Notes due 2020	AIG	CUSIP: 026874CX3 ISIN: US026874CX31	August 15, 2020	$1,000.0	3	$2,000 and integral multiples of $1,000 in excess thereof	$50	1.500% U.S. Treasury due 05/31/2020	Bloomberg PX1	95	$1,034.26	—	—
8.000% Series A-7 Junior Subordinated Debentures†	AIG	ISIN: XS0365324838 (144A) XS0365323608 (Reg. S)	May 22, 2018	€13.5	4	€50,000 and integral multiples thereof	€50	May 2018 Interpolated Swap Rate	Bloomberg ICAE1	215	€1,152.10	—	—
8.625% Series A-8 Junior Subordinated Debentures†	AIG	ISIN: XS0365317113 (144A) XS0365314284 (Reg. S)	May 22, 2018	£5.6	5	£50,000 and integral multiples thereof	£50	5.000% UK Treasury due 03/07/2018	Bloomberg DMO2	230	£1,148.92	—	—
5.60% Medium-Term Notes, Series G, due October 18, 2016	AIG	CUSIP: 02687QBC1 ISIN: US02687QBC15	October 18, 2016	$645.6	6	$1,000 and integral multiples thereof	$50	0.625% U.S. Treasury due 05/31/2017	Bloomberg PX1	40	$1,055.22	—	—
4.375 per cent. Notes due 26 April 2016†	AIG	ISIN: XS0252366702	April 26, 2016	€750.0	7	€50,000 and integral multiples thereof	€50	—	—	—	—	€982.40	€1,032.40
5.75% Series A-2 Junior Subordinated Debentures	AIG	CUSIP: 026874BF3 ISIN: XS0291641420	March 15, 2017	£161.7	8	£50,000 and integral multiples thereof	£50	1.750% UK Treasury due 01/22/2017	Bloomberg DMO2	215	£1,048.37	—	—

I-1

SECURITIES SUBJECT TO THE TENDER OFFER
								Fixed Spread Securities				Fixed Price Securities
Title of Security	Issuer	Security Identifier	Applicable Call / Maturity Date	Principal Amount Outstanding (millions)	Acceptance Priority Level	Authorized Denominations	Early Participation Amount(1)	Reference Security/ Interpolated Rate	Bloomberg Reference Page /Screen	Fixed Spread (basis points)	Hypothetical Total Consideration(2)	Fixed Price(3)	Total Consideration(3)
4.875% Series A-3 Junior Subordinated Debentures	AIG	CUSIP: 026874BG1 ISIN: XS0291642154	March 15, 2017	€306.2	9	€50,000 and integral multiples thereof	€50	March 2017 Interpolated Swap Rate	Bloomberg ICAE1	210	€1,042.24	—	—
6.765% Sterling Notes Due November 15, 2017†	AIG	ISIN:XS0827565663 XS0702072900 (144A) XS0702072819 (Reg. S)	November 15, 2017	£281.4	10	£100,000 and integral multiples of £1,000 in excess thereof	£50	1.000% UK Treasury due 09/07/2017	Bloomberg DMO2	75	£1,120.07	—	—
6.797% Euro Notes Due November 15, 2017†	AIG	ISIN: XS0827566711 XS0702072140 (144A) XS0702071928 (Reg. S)	November 15, 2017	€61.8	11	€100,000 and integral multiples of €1,000 in excess thereof	€50	November 2017 Interpolated Swap Rate	Bloomberg ICAE1	50	€1,140.22	—	—
8 1⁄2% Junior Subordinated Debentures due 2030	AIG Life Holdings, Inc.*	CUSIP: 00138GAA7 ISIN: US00138GAA76	July 1, 2030	$116.4	12	$1,000 and integral multiples thereof	$50	2.125% U.S. Treasury due 05/15/2025	Bloomberg PX1	280	$1,345.73	—	—
7.57% Junior Subordinated Deferrable Interest Debentures, Series A	AIG Life Holdings, Inc.*	CUSIP: 00138GAB5 ISIN: US00138GAB59	December 1, 2045	$78.9	13	$100,000 and integral multiples of $1,000 in excess thereof	$50	2.500% U.S. Treasury due 02/15/2045	Bloomberg PX1	265	$1,258.44	—	—
8 1⁄8% Junior Subordinated Deferrable Interest Debentures, Series B	AIG Life Holdings, Inc.*	CUSIP: 00138GAC3 ISIN: US00138GAC33	March 15, 2046	$227.3	14	$100,000 and integral multiples of $1,000 in excess thereof	$50	2.500% U.S. Treasury due 02/15/2045	Bloomberg PX1	265	$1,338.81	—	—

*	Guaranteed by AIG.
†	Listed on the Official List of the Irish Stock Exchange and traded on its regulated market.
(1)	The total consideration payable for each $1,000, £1,000 or €1,000 principal amount of notes or debentures validly tendered on or prior to 5:00 p.m., New York City time, on July 1, 2015 and accepted for purchase by AIG includes the Early Participation Amount set forth above. In addition, holders whose notes or debentures are accepted will also receive accrued interest on such note or debenture.
(2)	Per $1,000, £1,000 or €1,000 principal amount of notes or debentures and shows a hypothetical total consideration assuming that the yield of the reference security listed above had been measured at 10:00 a.m., New York City time (or 3:00 p.m., London time), on June 17, 2015 (see Schedule B of the offer to purchase for the maximum tender offer).
(3)	Per €1,000 principal amount of the 4.375 per cent. Notes due 26 April 2016.

I-2

Table II—Any and All Tender Offers—Fixed Price Securities

Title of Security and Security Identifier	Issuer	Principal Amount Outstanding (millions)	Authorized Denominations	Fixed Price Per Reference Principal Amount of Securities
2.275% Fixed Rate Notes Due 8 August 2016 ISIN: XS0263983040	AIG	JPY 2,000.0	JPY 100,000,000 and integral multiples thereof	JPY 1,027.50
2.275% Fixed Rate Notes due 8 August 2016 ISIN: XS0263873373	AIG	JPY 300.0	JPY 100,000,000 and integral multiples thereof	JPY 1,027.50
8.59% Fixed Rate Notes due September 15, 2016* ISIN: XS0266561769	AIG	MXN 265.1	MXN 1,000,000 and integral multiples of MXN 1,000 in excess thereof	MXN 1,061.25
Fixed Rate Notes due 24 October 2016 ISIN: XS0287306830	AIG	JPY 20,000.0	JPY 10,000,000,000 and integral multiples thereof	JPY 1,051.25
2.75 per cent. Notes due 2016† ISIN: CH0027962825	AIG	CHF 53.0	CHF 5,000 and integral multiples thereof	CHF 1,057.50
7.98% Fixed Rate Notes due 15 June 2017* ISIN: XS0305757337	AIG	MXN 752.0	MXN 1,000,000 and integral multiples of MXN 1,000 in excess thereof	MXN 1,075.00
3.375 per cent. Notes due 2017† ISIN: CH0031390476	AIG	CHF 34.5	CHF 5,000 and integral multiples thereof	CHF 1,086.25
Fixed Rate Notes due 22 November 2017 ISIN: XS0309312469	AIG	JPY 20,000.0	JPY 100,000,000 and integral multiples thereof	JPY 1,065.00

II-1

Title of Security and Security Identifier	Issuer	Principal Amount Outstanding (millions)	Authorized Denominations	Fixed Price Per Reference Principal Amount of Securities
Fixed Rate Notes due April 24, 2018 ISIN: XS0309298296	AIG	JPY 20,000.0	JPY 10,000,000,000 and integral multiples thereof	JPY 1,080.00
Fixed Rate Notes due 23 August 2018 ISIN: XS0309312113	AIG	JPY 20,000.0	JPY 100,000,000 and integral multiples thereof	JPY 1,080.00

*	Listed on the Official List of the Irish Stock Exchange and traded on its regulated market.
†	Listed on the SIX Swiss Exchange.

II-2

Table III—Any and All Tender Offers—Fixed Spread Securities

Title of Security and Security Identifier	Issuer	Principal Amount Outstanding (millions)	Authorized Denominations	Applicable Maturity Date	Reference Security / Interpolated Swap	Bloomberg Reference Page / Screen	Fixed Spread (basis points)	Hypothetical Total Consideration(1)
5.450% Medium-Term Notes, Series MP, Matched Investment Program, Due May 18, 2017(2) CUSIP: 02687QBW7 ISIN: US02687QBW78	AIG	USD 243.7	USD 1,000 and integral multiples thereof	May 18, 2017	0.625% U.S. Treasury due May 31, 2017	Bloomberg PX1	60	USD 1,075.81
5.000 per cent. notes due 2017(3)* ISIN: XS0307512722	AIG	EUR 370.2	EUR 50,000 and integral multiples thereof	June 26, 2017	June 2017 Interpolated Swap Rate	Bloomberg ICAE1	18	EUR 1,091.40

*	Listed on the Official List of the Irish Stock Exchange and traded on its regulated market.
(1)	Per USD 1,000 or EUR 1,000 principal amount of notes and shows a hypothetical total consideration assuming that the yield of the reference security listed above has been measured at 10:00 a.m., New York City time and 3:00 p.m., London time, respectively, on June 17, 2015 (see Schedule B of the offer to purchase for the any and all tender offer). Actual total consideration may differ.
(2)	The price paid for these notes will be an amount that would reflect, on the date of purchase, a yield to the applicable maturity date equal to the sum of the yield of the reference security listed above at 10:00 a.m., New York City time, on July 1, 2015, plus the Fixed Spread set forth above.
(3)	The price paid for these notes will be an amount that would reflect, on the date of purchase, a yield to the applicable maturity date equal to the sum of the interpolated swap rate indicated above at 3:00 p.m., London time, on July 1, 2015, plus the Fixed Spread set forth above.

III-1